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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 1998

                               IMPSAT CORPORATION
                                   IMPSAT S.A.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    Argentina
                 (State or other jurisdiction of incorporation)

                                                       52-1910372
       333-12977                                     Not Applicable
(Commission File Number)                  (IRS Employer Identification Number)

                          Alferez Pareja 256 (1107)
                           Buenos Aires, Argentina
                   (Address of Principal Executive Offices)

                                (541) 300-4007
                   (Telephone Number, Including Area Code)

                                (Not Applicable)
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         IMPSAT Corporation made a public announcement on June 18, 1998 of the successful consummation on June 17, 1998 of the sale of US$225,000,000 12-3/8% Senior Notes due 2008 pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed as a part of this report:

          EXHIBIT NO.
              99.1          News release                       Filed herewith.


             .


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                      IMPSAT CORPORATION

                                      By   /s/  Guillermo Jofre
                                                ---------------
                                                Guillermo Jofre
                                                Chief Financial Officer

                                      IMPSAT S.A.

                                      By   /s/  Guillermo Jofre
                                                ---------------
                                                Guillermo Jofre
                                                Finance Manager

                         Date: June 22, 1998


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                                  EXHIBIT INDEX


EXHIBIT NO.


         EXHIBIT NO.
             99.1           News release                    Filed herewith.